UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

Adaptec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

691 S. Milpitas Blvd.
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 945-8600
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 3, 2008, Adaptec, Inc. ("Adaptec" or the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K") reporting its acquisition of Aristos Logic Corporation ("Aristos") through a merger in which Aristos became a wholly-owned subsidiary of Adaptec. This Amendment No. 1 to the Initial Form 8-K ("Form 8-K/A") amends and supplements the Initial Form 8-K to include the financial information required under Item 9.01 of Form 8-K in connection with the subject matter of the Initial Form 8-K. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

 Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

  The audited Financial Statements of Aristos as of September 30, 2007 and September 30, 2006 and for the years ended September 30, 2007 and 2006 and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

  The Unaudited Condensed Financial Statements of Aristos as of June 30, 2008 and the nine-month periods ended June 30, 2008 and 2007 and accompanying notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Combined Financial Statements are included as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference:

    Unaudited Pro Forma Condensed Combined Balance Sheet as of June 27, 2008

    Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended March 31, 2008 and the three month period ended June 27, 2008

    Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.
Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	Audited Financial Statements of Aristos Logic Corporation as of September 30, 2007 and September 30, 2006 and for the years ended September 30, 2007 and 2006 and notes thereto
99.2	Unaudited Condensed Financial Statements of Aristos Logic Corporation as of June 30, 2008 and for the nine- month periods ended June 30, 2008 and 2007 and notes thereto
99.3	Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By: /s/ MARY L. DOTZ Mary L. Dotz Chief Financial Officer Date: October 21, 2008

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EXHIBIT INDEX
Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	Audited Financial Statements of Aristos Logic Corporation as of September 30, 2007 and September 30, 2006 and for the years ended September 30, 2007 and 2006 and notes thereto
99.2	Unaudited Condensed Financial Statements of Aristos Logic Corporation as of June 30, 2008 and for the nine- month periods ended June 30, 2008 and 2007 and notes thereto
99.3	Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto

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